Distinctively Different Annual Shareholders Meeting 2008 April 29, 2008 Exhibit 99.1

Forward Looking Statements
Safe Harbor
Statements contained in this presentation which are not
historical facts and which pertain to future operating
results of IBERIABANK Corporation and its subsidiaries
constitute “forward-looking statements” within the
meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements involve significant
risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking
statements. Factors that might cause such a difference
include, but are not limited to, those discussed in the
Company’s periodic filings with the SEC.

Introduction
Year Of Significant Progress
Operating Continuously Since 1887
Exceeded The $5 Billion-Asset Milestone
Also Passed The $500 Million-Equity Milestone
Arkansas Acquisitions Assimilated
Good Progress On Pulaski Builder Portfolio
Strong Asset Quality & Conservative Culture
Large Seasonal Businesses (Mortgage & Title)
Well Positioned For Interest Rate Environment
Substantial Increase In Scope & Diversification

Introduction Within The Last Year….. Increased The Size Of Our Balance Sheet By Over One- Half

Introduction Within The Last Year….. Doubled Our Team Of Associates

Introduction Within The Last Year….. Tripled Our Distribution System

IBERIABANK Offices Only….

…..Now 150 Offices In Eight States

Introduction Mission Statement Provide Exceptional Value-Based Client Service Great Place To Work Growth That Is Consistent With High Performance Shareholder Focused Strong Sense Of Community

Introduction
Strategic Goals & Priorities
Double-Digit Annual EPS Growth
Return On Tangible Equity Of 23%-To-25%
Bank Tangible Efficiency < 50%
Top Quartile In Asset Quality Performance
Clean-up Pulaski Builder Portfolio
Core Deposit Growth & Retail Business
Develop Arkansas Commercial Franchise
Memphis Commercial Banking Team
Grow & Develop Mtg., Title, & Investments
Strategic
Goals
Priorities

2007 Financial Results

Financial Results
Historical Loan And Deposit Growth
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
Loans
Deposits
Quarterly Averages Annual Average Balances
-1%
20%
17
17
22%
34%
1%
3%
7%
4%
13
16
18%
9%
15%
12%
17
11%
14%
13%
8%
16%
46%
56%
36%
42%
55%
46%
52%
43%
45%
52%
23%
15%
13%
9%

Financial Results
2007 Summary
Average Loans  Up $1.1 Billion, Or 52%
Average Deposits Up $1.0 Billion, Or 43%
Average Equity Up $188 Million, Or 68%
Book Value Per Share Of $38.99, Up 26%
Dividends Per Share Of $1.34, Up 10%
Net Income Of $41.3 Million, Up 16%
EPS Of $3.27, Down 9%
Achieved Targeted Acquisition Run-Rate Savings
Issued $25mm In 30-Year Trust Preferred
Securities, Priced At 3-Month LIBOR+264
Tier 1 Leverage = 7.42%; Total Risk Based = 10.37%
Comparing 2007 To 2006

Financial Results
Capital - Tier 1 Leverage Ratio
1998-2002
Increased
Leverage
Ratio By
200 Bps
7.46%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
7.00%
7.50%
8.00%
8.50%
Tier 1 Leverage Ratio - Quarterly Over Last 10 Years
Issuance Of
Capital Prior
To AR
Acquisitions
Since 2002,
Ratio
Averaged
7.56%
At 3/31/08:
7.46%

Financial Results
Mortgage Business
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
**
Assumes Pulaski's acquisition of IBERIABANK Mortgage beginning in February 2007
Closed Loans
Of $1 Billion In
2007
1Q08 Vs 4Q07:
Closings +18%
Sales +9%
Revenues +4%
Volume Down
8% Vs. 2006
IB Mortgage
Volume +27%;
50 Bps Better
Spread

Financial Results
Title Insurance Business
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
** Includes the acquisition of United Title beginning in April 2007
$18 Million Of
Revenue In
2007
1Q08 Vs 4Q07:
$4.5 Million Of
Revenues +3%
Acquisitions:
United Title-LA
in April 2007
American
Abstract (Little
Rock) in 2008

Financial Results
Investment Brokerage Business
$5.5 Million
Of Income
In 2007
2006-07:
Income Up
+35%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
$0.6mm
$1.5mm
$-
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
Quarterly Brokerage Commission Income
+130%

Financial Results
ATM & Debit Card Income
$4.9 Million
Of Income
In 2007
2006-07:
Income Up
+44%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
$519,000
$1,424,000
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Quarterly ATM & Debit Card Income
+174%

Financial Results
Noninterest Income As % Net Int. Income
Doubled
Since 1Q04
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
31%
61%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Noninterest Income As % Of Net Interest Income
61% Ratio
In 2007
Much Less
Spread
Dependent

Financial Results
Branch Expansion Initiative
14 Offices
1Q08 Loans
Of $89 mm
(+131% Vs.
One Year
Ago)
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Deposits
Loans
1Q08
Deposits Of
$169 mm
(+183% Vs.
One Year
Ago)

Financial Results
Nonperforming Assets
No Change At
Legacy IBKC
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
Pulaski:
2.73%
IBKC Legacy:
0.22%
Small Caps;
1.49%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Quarterly Nonperforming Assets / Total Assets (%)
SNL Small Cap Banks & Thrifts
IBKC Excluding-Pulaski
Pulaski Only
Small Cap
Banks &
Thrifts Have
Experienced
Significant
Asset Quality
Problems
Pulaski
Issues
Associated
With Builder
Portfolio
Source: SNL

A Distinctive Flavor

Distinctive Flavor
How We Differ From Others
Branding
Our Growth Model – Both Organic & External
Favorable Market Focus (Not Hyper-Growth)
Many Diverse & Countercyclical Markets
Consistently Growing High Quality Loans
L/T Balanced Growth In Loans & Deposits
Small Level Of C&D Loans & Our Approach
Owner-Occupied Commercial Real Estate
Excellent Asset Quality
Favorable Deposit Campaign
Expansion Opportunities

Distinctive Flavor
Branding
IBERIABANK
Pulaski Bank
IBERIABANK Mortgage
Pulaski Mortgage
Iberia Financial Services
Pulaski Financial Services
Pulaski Trust
IBERIABANK Asset Management
Lenders Title
United Title
American Abstract

Distinctive Flavor Acquisitions Acquired 18 Branches Central Arkansas/Memphis Acquired 13 Branches Northeast Arkansas

Covington Louisiana Opened January 2007 Distinctive Flavor New Offices

Opened February 2007 Highland Road Baton Rouge Distinctive Flavor New Offices

Congress Street Lafayette Converted to a full service branch February 2007 Abbeville Louisiana Opened March 2007 Distinctive Flavor New Offices

Opened August 2007 Pan American Life Building New Orleans Distinctive Flavor New Offices

Opened October 2007 Camellia Tower Lafayette Distinctive Flavor New Offices

Loan Portfolio Composition
Note: March 31, 2008 data
Loan Portfolio Composition
Business
18%
All Other
Loans
4%
Residential
15%
Indirect
Automobile
7%
Other
Consumer
3%
Automobile
1%
Home Equity
13%
Commercial
RE
39%
Credit Card
1%
$000s
% of
CRE
%
Loans
C&D-Pulaski 53,321 $          4% 2%
C&D-IBERIABANK 125,119           9% 4%
CRE-Owner Occupied 772,700           58% 23%
CRE-Non-Owner Occupied 379,429           29% 11%
Total Commercial RE 1,330,569 $     100% 39%

Distinctive Flavor
Construction & Land Development - $ Exposure
$180.8mm
$- $500 $1,000 $1,500 $2,000 $2,500
SGB
TSH
MSL
TIBB
IBKC
CAPB
FSGI
SFNC
FMFC
CCBG
PBIB
HOM
BOFL
CADE
HBHC
SUPR
OZRK
RNST
SBIB
SBKC
TRMK
BXS
WTNY
TSFG
Total C&D Loans ($ In Millions)
Very Small
Absolute
Dollar
Exposure
Source: SNL; Most recent quarterly information

Distinctive Flavor
C&D Loans As % Of Total Loans
5%
0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55%
IBKC
SGB
TSH
SFNC
MSL
TIBB
CCBG
TRMK
HBHC
BXS
SBIB
WTNY
TSFG
FSGI
HOMB
FMFC
PBIB
RNST
CAPB
CADE
SUPR
BOFL
OZRK
SBKC
C&D Loans As % Of Total Loans
Even Less
C&D
Exposure
Compared
To Peers
As A % Of
Total
Loans
Source: SNL; Most recent quarterly information

Targeted Markets
Over 6,000 New Accounts
3,300 Clients (1,600 New)
$360 Million By 3/31/08 (70% New Money)
$442 Million By 4/21/08
Opportune Time In Rate Cycle &
Competition
Costs Until Excess Cash Until Deployed)
Distinctive Flavor
Recent Deposit Campaign

Distinctive Flavor
Deposit Campaign In Perspective
Campaign
Deposits
Totaled $442
Million
Through
April 21st
An Amount
Equivalent
To The 22
nd
Largest
Bank In
Louisiana
Source: FDIC
$245,793
$265,074
$266,370
$268,356
$274,123
$277,216
$282,222
$322,865
$330,530
$339,128
$379,742
$387,537
$399,639
$401,950
$477,114
$484,799
$497,773
$506,214
$526,586
$566,950
$575,478
$588,728
$592,005
$601,050
0
ONMI BANK
COMMUNITY TRUST
MIDSOUTH BANK
TECHE
BANCORPSHOUTH
FIRST BANK
CENTRAL PROGRESSIVE
SABINE STATE BANK
RED RIVER BANK
CAMERON STATE
JEFF DAVIS TRUST
FIRST FEDERAL
EVANGELINE BANK
CRESCENT BANK
HOME BANK
PEOPLES STATE BANK
FIFTH DISTRICT SAVINGS
QUACHITA INDEPENDENT
METAIRIE BANK
SOUTH LA BANK
LIBERTY BANK
AMERICAN GATEWAY
RESOURCE
BUSINESS FIRST
$442
million

Bank of
America
3.4%
BancorpSouth
3.4%
SunTrust
5.9%
Regions
12.7%
First Horizon
50.2%
Distinctive Flavor
Memphis Market - Deposits
Memphis Is Dominated
By Three Large,
Distracted Banks
Source: FDIC; June 30, 2007 data

Unique Operating Environment

Unique Operating Environment
Distinctive Opportunities
Competitive Landscape In Our Markets
Positive Influence Of the Energy Sector
Favorable Local Economic Conditions
Housing Sector
Banking Sector In Disarray
Shareholder Returns And Focus

Deposits (000)$
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
Deposits All Louisiana Financial Institutions
IBERIABANK
Unique Operating Environment
Competitive Landscape - Louisiana
A Few Very
Large Banks
Focused Out
Of Market
Many Very
Small, Local
Banks
We Are
Uniquely
Positioned
One-Half Have Less Than
$100 Million In Deposits
25% Have Only $100-To-
$200 Million In Deposits
A Few Large,
Dominant Out-of-
Market Banks
Source: FDIC

Unique Operating Environment
Energy Sector Influence
$10.06
$116.69
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
$-
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)
Source: Bloomberg On April 18, 2008

Unique Operating Environment
Positive Influence Of the Energy Sector
Gulf Of Mexico
•
One-Third Of U.S. Oil Production; 20% Of Natural Gas Production
•
Louisiana Ranks 4th
In U.S. Crude Oil Production
•
Louisiana Ranks 2nd
In Natural Gas Production
•
Most Rigs Are Off The Louisiana Coast
Fayetteville Shale Play (10 Counties In Arkansas)
•
Estimated Benefit Over 10-15+ Years
•
2003-05: $158MM Direct; $190MM Total
•
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
•
Estimated: 9,683 Jobs And Add $358MM In Taxes
Haynesville Shale Play (Shreveport/Bossier City)
•
Potential Significant Play In The Very Early Stages

Ranking 369 U.S. MSAs
February 2008 Unemployment Rates (Red)
Yellow Line Indicates November 2007
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
13.0
14.0%
1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181 191 201 211 221 231 241 251 261 271 281 291 301 311 321 331 341 351 361
4.5%
U.S. Average = 5.2%
#1 Houma, LA 2.5%
#3 Lafayette, LA 2.6%
#29 Baton Rouge, LA 3.4%
#34 Alexandria, LA 3.5%
#19 New Orleans, LA 3.1%
#88 Shreveport, LA 4.1%
#91 NW AR 4.2%
#161 Little Rock, AR 4.9%
#227 Jonesboro, AR 5.5%
#268 Memphis, TN 6.0%
Nov. 2007
Feb. 2008
#48 Lake Charles, LA 3.6%
#64 Monroe, LA 3.9%
Local Economic Conditions
Source: U.S. Department of Labor

Unique Operating Environment Lower Housing Price Risk Source: The PMI Group, Spring 2008

Unique Operating Environment
Local Housing Supply – Acadiana Market
Acadiana Region - Months Supply Of Housing
9.9
11.0
6.8
7.6
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
Sep 05 Mar 06 Dec 06 Feb 07 Jun 07 Sep 07 Oct 07 Nov 07 Dec 07 Feb 08 Mar 08
U.S. Average-Existing Homes
U.S. Average-New Homes
Lafayette-All Properties
All Acadiana Parishes
Source: Bloomberg on April 25, 2008; Van Eaton & Romero

Unique Operating Environment
In Disarray: The Banking Sector
Sub-Prime Meltdown
CP Market Seizure
Huge SIV Write-Downs
Unmarketable Securities
Dividends Slashed
Dilutive Capital Raises
Large Quasi-Failures
Massive Deleveraging
C&D Lending Exposure
Regulatory Body Changes
Fed Cuts Short-Term Rates

Unique Operating Environment
In Contrast: IBERERIABANK Corporation
No Sub-Prime Exposure
No Commercial Paper
No SIVs, CLOs, CDOs, Etc.
Plain Vanilla Bond Portfolio
Raised Dividends By 10%
Raised TRP At Good Spread
Balance Sheet Growth
Small C&D Exposure (5.3%)
Aggressive C&D Action
Regulatory Flexibility
Slightly Liability Sensitive

Unique Operating Environment
Price Trends – SNL Bank & Thrift Indexes
Indexes
Were Down
29%-To-34%
Since
12/31/06
Source: SNL, Through April 25, 2008
-29%
-33%
-34%
-40%
-36%
-32%
-28%
-24%
-20%
-16%
-12%
-8%
-4%
0%
Price Change Since December 31, 2006
SNL Small Cap Bank & Thrift
SNL Mid Cap Bank & Thrift
SNL Large Cap Bank & Thrift

Unique Operating Environment
Price Trends – IBKC Vs. Indexes
IBKC Was
Down 20%
Since
12/31/06
Source: SNL, Through April 25, 2008
-20%
-29%
-33%
-34%
-40%
-36%
-32%
-28%
-24%
-20%
-16%
-12%
-8%
-4%
0%
Price Change Since December 31, 2006
SNL Small Cap Bank & Thrift
SNL Mid Cap Bank & Thrift
SNL Large Cap Bank & Thrift
IBKC-US
IBKC
IBKC
Same As
Indexes
Through
Jan. 08
(Down 25%)
Better Than
Indexes
Since Then
(Jan. 08)

Shareholder Returns
Average Annual Return To Shareholders
Regional Peers: BancorpSouth, Bank of The Ozarks, Cadence, Hancock, Renasant,
Seacoast Banking, Simmons First, Trustmark, United Community Banks, Whitney
Between Year-
Ends 1999 &
2007:
407% Total
Return To
Shareholders
23% Annual
Total Return

Shareholder Focus
Who Owns Our Company
Insiders Own
About 11%
Of Shares
Retail
Holders Own
About 27%
140
Institutions
Own About
62%
Regional Peers: BancorpSouth, Bank of The Ozarks, Cadence, Hancock, Renasant,
Seacoast Banking, Simmons First, Trustmark, United Community Banks, Whitney

Shareholder Focus
Equity Research Analysts Following IBKC
FIG Partners
FTN Midwest
Howe Barnes
Janney
Montgomery
KBW
Robert W. Baird
Stanford Group
Stephens
Sterne Agee
Stifel Nicolaus
SunTrust R-H
Regional Peers: BancorpSouth, Bank of The Ozarks, Cadence, Hancock, Renasant,
Seacoast Banking, Simmons First, Trustmark, United Community Banks, Whitney

Shareholder Focus
Share Repurchases
Total Investment
Of $85 Million
Since
12/31/99,
Purchased
2.4 Million
Shares At
$35.22 Per
Share
In 2007,
Purchased
168,021 At
$46.30 Per
Share
Share Repurchases Since Year-End 1999
$46.30
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
2000 2001 2002 2003 2004 2005 2006 2007
$-
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
Shares (Left Scale)
Price Per Share (Right Scale)

Distinctively Different
Summary
Countercyclical And Diverse Economies
Local Stimulus (Energy, Katrina, Etc.)
Favorable Competitive Dynamics
Well Positioned For Refinancing Wave
Shifted To Slightly Asset Sensitive
Very Low C&D Exposure
Pulaski Builder Portfolio Quarantined
Excluding Builder Portfolio-Exceptional Quality
Well Capitalized And Shareholder Focused
Favorable Risk/Return Trade-Off

“The greatness of art is not to find what is common but what is unique.” - Isaac Singer (1904-1991) Novelist

1981 • Trust Company Bank, Atlanta
Banking Officer, Corporate Banking
1983 • First National Bank of South Carolina
Vice President, Commercial Lending Officer
1984 • BB&T (North Carolina)
Vice President, Business Services Manager
Commercial Lending Officer
1985 • FNB-Lafayette (First Commerce Corp.)
Executive Vice President, Corporate Banking Manager
1990 • Rapides Bank & Trust (First Commerce Corp.)
President & CEO
1992 • First National Bank of Commerce, New Orleans
Executive Vice President in charge of the commercial bank
and mortgage banking groups.
Managed the strategic development for multiple businesses
and had responsibility for other business lines and support
functions.
1998 • Bank One Louisiana
President and CEO New Orleans Region
DARYL BYRD
President & Chief Executive Officer

1995 • First National Bank of Commerce, New Orleans
Assistant Vice President - Energy Group
Corporate Banking
1998 • Bank One Louisiana
Vice President - Energy and Utilities Group
Commercial Lending Officer
2001 • IBERIABANK
Vice President and Treasurer
2005 • IBERIABANK
Executive Vice President and CFO
2006 • IBERIABANK
Senior Executive Vice President – Chief Financial
Officer And Chief Credit Officer
ANTHONY RESTEL
Chief Financial Officer; Chief Credit Officer

Growth from 2006-2007
1987 • Wachovia Bank
Treasury Services Representative and Assistant Vice President
Vice President and Relationship Manager - Managed all aspects of bank relationships with Fortune 500 clients in Texas and
Louisiana.
Loan Administration Manager - Managed the loan administration and credit policy functions for the Midwest and Chicago credit portfolios.
1996 • First Commerce Corporation, New Orleans
Senior Vice President, Manager of Credit and Client Services -
Re-engineered and managed consumer and commercial credit
processes.
1998 • Bank One Louisiana
Chief Credit Officer for the Commercial Line of Business
in Louisiana
Capital Markets Specialist - Responsible for the sale of
capital market products and served as corporate finance
advisor to the bank’s client base.
Chartered Financial Analyst (CFA)
MICHAEL BROWN
Responsible For All Banking Markets

1983 • BB&T (NC)
Senior Vice President and Manager of the Financial
Planning Department
Responsible for mergers and acquisitions, strategic
planning, and budgeting.
1993 • First Commerce Corporation, New Orleans
Senior Vice President
Responsibilities included mergers and acquisitions,
corporate finance, and President of Marquis Insurance
Agency.
1997 • Crestar Financial Corporation (VA)
Corporate Senior Vice President
Responsibilities included strategic planning, forecasting, and budgeting for the corporation.
Chartered Financial Analyst (CFA)
JOHN DAVIS
M&A; Investor Relations; Mortgage; Title

1984 • First City National Bank, Houston
Banking Officer – Energy Division.
1987 • SunTrust Bank, Tampa
Senior Vice President-Commercial Sales and Credit
Manager; Also business and private banking groups.
1991 • First Commerce Corporation, New Orleans
Senior Vice President-Strategic Support.
1996 • First Commerce Corporation, Monroe
Executive Vice President-Commercial Banking Group for
Central Bank and Senior Credit Officer for Central bank
(Monroe) and Rapides Bank & Trust (Alexandria).
1998 • Bank One, Louisiana
Market President & CEO – Northeast Louisiana Market.
2002 • Bank One, Arizona
Senior Vice President-Commercial Market Manager for
Arizona and California (3
rd
largest commercial banking
market for Bank One).
MIKE NAQUIN
Retail